UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2017
INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue Mountain View, CA 94043
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On October 19, 2017, Diane B. Greene decided to step down from the Board of Directors of Intuit Inc. (“Intuit”). She will not stand for re-election at Intuit’s annual meeting of stockholders in January 2018 and will continue to serve on the Board until that time.

ITEM 8.01 OTHER EVENTS

On October 19, 2017, the Board of Directors nominated Thomas Szkutak to stand for election to Intuit’s Board of Directors at the Company’s annual meeting of stockholders in January 2018.

On October 19, 2017, the Company issued a press release relating to Ms. Greene’s departure and Mr. Szkutak’s nomination. This press release is attached as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.01	Press release issued on October 19, 2017 by Intuit Inc.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2017	INTUIT INC.

	By:	/s/ R. NEIL WILLIAMS
R. Neil Williams
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release issued on October 19, 2017 by Intuit Inc.*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.